EXHIBIT 10.5

WAIVER AND CONSENT

This waiver and consent (the “Waiver”) is entered into as of April 29, 2005, by and among The Wet Seal, Inc., a Delaware corporation (the “Company”) and the buyers listed on the Schedule of Buyers attached hereto as Exhibit A (each, a “Buyer” and, collectively, the “Buyers”). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein and defined in the Securities Purchase Agreement shall be used herein as therein defined.

THE PARTIES TO THIS AGREEMENT enter into this waiver on the basis of the following facts, intentions and understanding:

A. The Company and the Buyers entered into that certain Securities Purchase Agreement, dated as of April 29, 2005 (the “Securities Purchase Agreement”), and, upon the terms and subject to the conditions of the Securities Purchase Agreement, the Company has agreed to issue and sell to the Buyers an aggregate of (i) Twenty-Four Thousand Six Hundred (24,600) shares of the Company’s Series C Convertible Preferred Stock, $0.01 par value per share, issued pursuant to the Company’s Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock related thereto, which shall be convertible into shares of Class A Common Stock of the Company, $0.10 par value per share (the “Common Stock”), and (ii) Warrants to purchase in the aggregate up to Seven Million Five Hundred Thousand (7,500,000) shares of Common Stock. In addition, the Buyers have agreed to exercise their Series A Warrants (as defined in the Securities Purchase Agreement) and a portion of their Series B Warrants (as defined in the Securities Purchase Agreement) for up to Three Million Three Hundred Fifty-Nine Thousand Nine Hundred and Ninety-Seven (3,359,997) shares of Common Stock.

B. In accordance with Section 7(b) of the Securities Purchase Agreement, the parties hereto have agreed that, other than the Security Documents which shall be effective on the Escrow Date in accordance with their respective terms, each of the documents required to be delivered pursuant to Section 7(a) of the Securities Purchase shall be executed and delivered by the appropriate parties on April 29, 2005 (the “Escrow Date”) and, except for the documents listed on Schedule 1 to the Securities Purchase Agreement, are dated as of the Escrow Date, to be held in escrow by Akin Gump Strauss Hauer & Feld LLP and Schulte Roth & Zabel LLP, and all actions required to be undertaken pursuant to Section 7(a) shall be completed, as the case may be, on or prior to the Escrow Date (the “Escrow Conditions”).

C. The Company desires that each Buyer waive each of the conditions to Closing set forth in Sections 7(a) (including, but not limited to, Section 7(a)(x) thereof), except for Sections 7(a)(i) and (xi), which shall constitute the only remaining conditions to each Buyer’s obligation to purchase the Preferred Shares, the Warrants and the Closing Exercise Shares on the Closing Date.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

1.	The Company hereby certifies to each Buyer that as of the date hereof the Escrow Conditions have been met.

2.	Each Buyer hereby waives each of the conditions to Closing set forth in Section 7(a) (including, but not limited to, Section 7(a)(x)), except for Sections 7(a)(i) and (xi), which shall constitute the only remaining conditions to each Buyer’s obligation to purchase the Preferred Shares, the Warrants and the Closing Exercise Shares on the Closing Date.

3.	The parties hereto hereby acknowledge and agree that Deloitte & Touche LLP, the Company’s independent auditors, may rely on this Waiver.

4.	Each party represents and warrants that this Waiver has been duly and validly authorized, executed and delivered on behalf of the undersigned and shall constitute the legal, valid and binding obligations of the undersigned enforceable against such party in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

5.	This Waiver shall be effective as of April 29, 2005 and shall remain effective provided that the documents held in escrow pursuant to Section 7(b) of the Securities Purchase Agreement are released to the Buyers on the Closing Date.

6.	All questions concerning the construction, validity, enforcement and interpretation of this Waiver shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Waiver and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WAIVER OR ANY TRANSACTION CONTEMPLATED HEREBY.

7.	Except for the waiver set forth in Section 2 above, nothing herein shall be deemed to amend or waive any Transaction Documents or any of the Securities.

8.	This Waiver may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

9.	The obligations of each Buyer under this Waiver and any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under this Waiver or any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Waiver or the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer, other than SAC, acknowledges that (i) Schulte Roth & Zabel LLP solely represented SAC in connection with the transaction contemplated hereby and (ii) SAC did not provide any advice in connection herewith and such Buyer’s determination to participate herein was based solely on its own evaluation of the risks and merits of the investment contemplated hereby. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Waiver or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

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IN WITNESS WHEREOF, the undersigned has executed this Waiver and Consent effective as of the date set forth above.

THE WET SEAL, INC.

By:	/s/ Douglas C. Felderman
Name:	Douglas C. Felderman
Title:	Executive Vice President & Chief Financial Officer

IN WITNESS WHEREOF, the undersigned has executed this Waiver and Consent effective as of the date set forth above.

S.A.C. CAPITAL ASSOCIATES, LLC By: S.A.C. Capital Advisors, LLC

By:	/s/ Peter Nussbaum
Name:	Peter Nussbaum
Title:	General Counsel

IN WITNESS WHEREOF, the undersigned has executed this Waiver and Consent effective as of the date set forth above.

PRENTICE CAPITAL PARTNERS QP, LP By: Prentice Capital GP, LLC, its general partner

By:	/s/ Charles Phillips
Name:	Charles Phillips
Title:

PRENTICE CAPITAL PARTNERS, LP By: Prentice Capital GP, LLC, its general partner

By:	/s/ Charles Phillips
Name:	Charles Phillips
Title:

PRENTICE CAPITAL OFFSHORE, LTD By: Prentice Capital Management, LP, the Investment Manager

By:	/s/ Charles Phillips
Name:	Charles Phillips
Title:

IN WITNESS WHEREOF, the undersigned has executed this Waiver and Consent effective as of the date set forth above.

GMM CAPITAL, LLC

By:	/s/ Isaac Dabah
Name:	Isaac Dabah
Title:	Director

IN WITNESS WHEREOF, the undersigned has executed this Waiver and Consent effective as of the date set forth above.

GOLDFARB CAPITAL PARTNERS, LLC

By:	/s/ Morris Goldfarb
Name:	Morris Goldfarb
Title:	Member

IN WITNESS WHEREOF, the undersigned has executed this Waiver and Consent effective as of the date set forth above.

/s/ Charles Phillips
Mr. Charles Phillips

IN WITNESS WHEREOF, the undersigned has executed this Waiver and Consent effective as of the date set forth above.

UBS FINANCIAL SERVICES AS CUSTODIAN FBO CHARLES G. PHILLIPS ROLLOVER IRA

By:	/s/ Charles Phillips
Name:	Charles Phillips
Title:

IN WITNESS WHEREOF, the undersigned has executed this Waiver and Consent effective as of the date set forth above.

/s/ Eli Wachtel
Mr. Eli Wachtel

IN WITNESS WHEREOF, the undersigned has executed this Waiver and Consent effective as of the date set forth above.

WLSS CAPITAL PARTNERS, LLC

By:	/s/ Wayne S. Miller
Name:	Wayne S. Miller
Title:	Member

IN WITNESS WHEREOF, the undersigned has executed this Waiver and Consent effective as of the date set forth above.

SMITHFIELD FIDUCIARY LLC

By:	/s/ Scott M. Wallace
Name:	Scott M. Wallace
Title:	Authorized Signatory

[WAIVER AND CONSENT]

IN WITNESS WHEREOF, the undersigned has executed this Waiver and Consent effective as of the date set forth above.

D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.
By: D.B. ZWIRN PARTNERS LLC, its general partner

By:	/s/ Daniel B. Zwirn
Name:	Daniel B. Zwirn
Title:	Managing Member

IN WITNESS WHEREOF, the undersigned has executed this Waiver and Consent effective as of the date set forth above.

D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, LTD.
By: D.B. ZWIRN & CO., L.P., its trading Manager

By:	/s/ Daniel B. Zwirn
Name:	Daniel B. Zwirn
Title:	Managing Member

IN WITNESS WHEREOF, the undersigned has executed this Waiver and Consent effective as of the date set forth above.

RIVERVIEW GROUP, LLC
By: Millennium Holding Group, L.P.,
By:	Millennium Management, L.L.C.

By:	/s/ Dave Nolan
Name:	Dave Nolan
Title:	Executive Vice President

EXHIBIT A TO WAIVER

SCHEDULE OF BUYERS

NAME OF BUYERS

S.A.C. Capital Associates, LLC c/o S.A.C. Capital Advisors, LLC 72 Cummings Point Road Stamford, Connecticut 06902 Attention: General Counsel Facsimile: (203) 890-2393 Residence: Anguila

Prentice Capital Partners QP, LP c/o Prentice Capital Management, LP 623 Fifth Avenue 32nd Floor New York, NY 10022 Attention: Michael Zimmerman Charles Phillips Facsimile: 212-756-1464

Prentice Capital Partners, LP c/o Prentice Capital Management, LP 623 Fifth Avenue 32nd Floor New York, NY 10022 Attention: Michael Zimmerman Charles Phillips Facsimile: 212-756-1464

Prentice Capital Offshore, Ltd c/o Prentice Capital Management, LP 623 Fifth Avenue 32nd Floor New York, NY 10022 Attention: Michael Zimmerman Charles Phillips Facsimile: 212-756-1464

GMM Capital, LLC 111 West 40th Street 20th Floor New York, NY 10018

Goldfarb Capital Partners LLC 21 Fairway Drive Mamaroneck, NY 10543

NAME OF BUYERS

Mr. Charles Phillips 777 Park Avenue New York, NY 10021

UBS Financial Services as Custodian FBO Charles G. Phillips Rollover IRA 777 Park Avenue New York, NY 10021

Mr. Eli Wachtel 7 Shaw Road Scarsdale, NY 10583

WLSS Capital Partners, LLC c/o Wayne Miller 1365 York Avenue Apt. 26B New York, NY 10021

Smithfield Fiduciary LLC

c/o Highbridge Capital Management, LLC

9 West 57th Street

27th Floor

New York, NY 10019

Attention: Ari J. Storch

                    Adam J. Chill

Facsimile: (212) 751-0755

Telephone: (212) 287-4720

Residence: Cayman Islands

D.B. Zwirn Special Opportunities Fund, L.P

c/o D.B. Zwirn & Co., L.P.

745 Fifth Avenue, 18th Floor New York, New York 10151

Phone: (646) 720-9100

Fax: (646) 720-9000

Attention: Daniel B. Zwirn

                    Perry A. Gruss

Residence: Cayman Islands

D.B. Zwirn Special Opportunities Fund, Ltd.

c/o D.B. Zwirn & Co., L.P.

745 Fifth Avenue, 18th Floor New York, New York 10151

Phone: (646) 720-9100

Fax: (646) 720-9000

Attention: Daniel B. Zwirn

                  Perry A. Gruss

Residence: Cayman Islands

Riverview Group, LLC 666 Fifth Avenue, 8th floor New York, New York 10103 Attention: Daniel Cardella Facsimile: (212) 977-1667 Telephone: (212) 841-4100 Residence: Delaware